UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2023

Farmers and Merchants Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55756	81-3605835
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

4510 Lower Beckleysville Road, Suite H, Hampstead, MD	21074
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 374-1510

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	Director Election.

Effective August 15, 2023, the boards of directors of Farmers and Merchants Bancshares, Inc. (the “Company”) and Farmers and Merchants Bank (the “Bank”) elected Emily Bollinger Miller to serve as a director of the Company and the Bank. The boards expect to appoint Mrs. Miller to the Facilities Committee, the Compensation Committee, and the Marketing Steering Committee.

Mrs. Miller, age 37, has been an owner/partner and the Secretary and Treasurer of Barnes-Bollinger Insurance Services, Inc., a full-service insurance firm, since 2019 and has served in various roles in the business since 2008, most recently as a Risk Advisor. She holds a Certified Insurance Counselor (CIC) designation. Mrs. Miller serves as a member of the boards of the Carroll County Chamber of Commerce, the Carroll Hospital Foundation, the Carroll Community College Foundation, the Agency Insurance Company of Maryland, Inc., and the Carroll County Youth Services Bureau and is a member of the Advisory Board of the Carroll County Farm Museum. The boards of directors of the Company and the Bank believe that Mrs. Miller’s qualifications to serve as a director include her many years as a business owner, her dedicated community involvement, and her experience as a board member for various other organizations.

For her service on the Bank’s board of directors, Mrs. Miller will be entitled to receive the same director compensation as that received by other non-employee directors, which is $800 for each meeting of the board of directors attended and $510 for each committee meeting attended. Director compensation is set by the entire board of directors of the Bank. Directors do not receive compensation for serving on the Company’s board of directors.

Mrs. Miller has not been, and is not, a party to any transaction with the Company or any of its subsidiaries of the types subject to disclosure pursuant to Item 404(a) of Regulation S-K.

A copy of the Company’s press release dated August 15, 2023 regarding the election is filed herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits furnished with this report are listed in the following Exhibit Index:

Exhibit	No. Description

99.1	Press release dated August 15, 2023 (filed herewith)
104	Cover page interactive data file (embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS AND MERCHANTS BANCSHARES, INC.

Dated: August 15, 2023	By:	/s/ Gary A. Harris
Gary A. Harris
President & CEO